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                                                                      EXHIBIT 23







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



     As independent public accountants, we hereby consent to the incorporation of our report included in the Form 10-K/A, into the Company's previously filed Registration Statements Filed No. 33-80955 and 33-06983.


                                       ARTHUR ANDERSEN LLP


Dallas, Texas,
May 6, 1999